Exhibit 99.5

INDEPENDENT AUDITORS' REPORT TO THE MEMBERS OF FEMCARE GROUP LIMITED

We have audited the group and parent company financial statements (the financial statements”) of Femcare Group Limited for the year ended 31 March 2009 which comprise the Consolidated Profit and Loss Account, the Consolidated and Company Balance Sheets, the Consolidated Cash Flow Statement and the related notes 1 to 29. These financial statements have been prepared under the accounting policies set out therein.

This report is made solely to the company’s members, as a body, in accordance with section 235 of the Companies Act 1985. Our audit work has been undertaken so that we might state to the company’s members those matters we are required to state to them in an auditors’ report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and company’s members as a body, for our audit work, for this report, or for the opinions we have formed.

Respective responsibilities of directors and auditors
The directors’ responsibilities for preparing the Annual Report and the financial statements in accordance with applicable law and United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice) are set out in the Statement of Directors’ Responsibilities.

Our responsibility is to audit the financial statements in accordance with the relevant legal and regulatory requirements and International Standards on Auditing (UK and Ireland).

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985.  We also report to you whether in our opinion the information given in the Directors’ Report is consistent with the financial statements.

In addition we report to you if, in our opinion, the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors’ remuneration and other transactions are not disclosed.

We read the other information contained in the Annual Report as described in the contents section, and consider whether it is consistent with the audited financial statements.  We consider the implications for our report if we become aware of any apparent misstatements or material inconsistencies with the financial statements.  Our responsibilities do not extend to any further information outside the Annual Report.

Basis of audit opinion
We conducted our audit in accordance with International Standards on Auditing (UK and Ireland) issued by the Auditing Practices Board.  An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements.  It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the group’s and company’s circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error.  In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion
In our opinion:
•
the financial statements give a true and fair view, in accordance with United Kingdom Generally Accepted Accounting Practice, of the state of the group’s and the parent company’s affairs as at 31 March 2009 and of the group’s loss  for the year then ended;

•	the financial statements have been properly prepared in accordance with the Companies Act 1985; and

•	the information given in the Director’s Report is consistent with the financial statements.

/s/ Deloitte LLP

Deloitte LLP
Chartered Accountants and Registered Auditors
Southampton, United Kingdom
30 July 2010